Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
January, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  6.18%
     January, 1998  6.48%
     December, 1997  6.30%
     November, 1997  5.76%



Cash Yield                                              18.73%


Investor Charge Offs                                    4.84%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.40%


Seller's Interest                                       25.34%


Total Payment Rate                                      11.29%


Total Principal Balance                                $5,558,199,355.06


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,408,199,355.1